                                                         Exhibit No. EX-99.h.2.i

                                AMENDMENT NO. 29
                                       to
                                   SCHEDULE A
                                       of
                      DELAWARE INVESTMENTS FAMILY OF FUNDS*
                            FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds
     Delaware Diversified Income Fund (New)
     Delaware U.S. Growth Fund

Delaware Group Cash Reserve
     Delaware Cash Reserve Fund

Delaware Group Equity Funds I (formerly Delaware)
     Delaware Balanced Fund (formerly Delaware Fund)

Delaware Group Equity Funds II (formerly Decatur)
     Delaware Decatur Equity Income Fund (formerly Decatur Income Fund)
     Delaware Growth and Income Fund (formerly Decatur Total Return Fund)
     Delaware Social Awareness Fund (formerly Quantum Fund) (New)
     Delaware Diversified Value Fund (New)

Delaware Group Equity Funds III (formerly Trend)
     Delaware American Services Fund (New)
     Delaware Small Cap Growth Fund (New)
     Delaware Trend Fund

Delaware Group Equity Funds IV (formerly DelCap)
     Delaware Diversified Growth Fund (formerly Capital Appreciation Fund)(New)
     Delaware Growth Opportunities Fund (formerly DelCap Fund)

Delaware Group Equity Funds V (formerly Value)
     Delaware Small Cap Value Fund (formerly Value Fund)
     Delaware Retirement Income Fund (New)
     Delaware Small Cap Core Fund (formerly Small Cap Contrarian Fund) (New)

_________________
     *Except as otherwise noted, all Portfolios  included on this Schedule A are
Existing Portfolios for purposes of the compensation  described on Schedule B to that Fund Accounting  Agreement  between Delaware Service Company,  Inc. and the
Delaware  Investments Family of Funds dated as of August 19, 1996 ("Agreement").
All  portfolios  added to this Schedule A by amendment  executed by a Company on behalf  of such  Portfolio  hereof  shall be a New  Portfolio  for  purposes  of
Schedule B to the Agreement.

Delaware Group Foundation Funds (New)
     Delaware  Balanced   Allocation   Portfolio   (formerly  Delaware  Balanced
          Portfolio) (New)
     Delaware Growth Allocation  Portfolio  (formerly Delaware Growth Portfolio)
          (New)
     Delaware Income Allocation  Portfolio  (formerly Delaware Income Portfolio)
          (New)
     Delaware S&P 500 Index Fund (New)

Delaware Group Government Fund
     Delaware American Government Bond Fund (formerly,  Government Income Series and U.S. Government Fund)
     Delaware Inflation Protected Bond Fund (New)

Delaware Group Global & International Funds
     Delaware Emerging Markets Fund (New)
     Delaware International  Value Equity Fund (formerly Delaware  International
          Equity Fund)
     Delaware   International   Small  Cap   Value   Fund   (formerly   Delaware
          International Small Cap Fund) (New)

Delaware Group Income Funds (formerly Delchester)
     Delaware Delchester Fund
     Delaware High-Yield Opportunities Fund (New)
     Delaware Corporate Bond Fund (New)
     Delaware Extended Duration Bond Fund (New)

Delaware Group Limited-Term Government Funds
     Delaware Limited-Term Government Fund

Delaware  Group State  Tax-Free  Income Trust  (formerly  DMCT  Tax-Free  Income
Trust-Pennsylvania)
     Delaware Tax-Free Pennsylvania Fund

Delaware Group Tax-Free Fund
     Delaware Tax-Free Insured Fund
     Delaware Tax-Free USA Fund
     Delaware Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund
     Delaware Tax-Free Money Fund

Delaware Pooled Trust
     The All-Cap Growth Equity Portfolio (New)
     The Core Focus Fixed Income Portfolio (New)
     The Core Plus Fixed Income Portfolio (New)
     The Emerging Markets Portfolio (New)
     The Global Fixed Income Portfolio
     The High-Yield Bond Portfolio (New)
     The  Intermediate  Fixed  Income  Portfolio   (formerly  The  Fixed  Income
          Portfolio)
     The International Equity Portfolio
     The International Fixed Income Portfolio (New)
     The Labor Select International Equity Portfolio
     The  Large-Cap  Value  Equity  Portfolio  (formerly  The  Defensive  Equity
          Portfolio)
     The  Mid-Cap  Growth  Equity  Portfolio  (formerly  The  Aggressive  Growth
          Portfolio)
     The Real Estate Investment Trust Portfolio
     The Real Estate Investment Trust Portfolio II (New)
     The Small-Cap Growth Equity Portfolio (New)
     The Small-Cap Growth II Equity Portfolio (New)
     The Small-Cap Value Equity Portfolio (New)
     The Smid-Cap Growth Equity Portfolio (New)

Delaware VIP Trust (formerly Delaware Group Premium Fund)
     Delaware  VIP  Balanced  Series  (formerly  Delaware  Balanced  Series  and
          Delaware Series)
     Delaware VIP Capital Reserves Series
     Delaware VIP Cash Reserve Series
     Delaware VIP Diversified Income Series (New)
     Delaware VIP Emerging Markets Series (New)
     Delaware VIP Global Bond Series (New)
     Delaware VIP Large Cap Value Series (formerly Growth and Income Series)
     Delaware VIP Growth Opportunities Series (formerly DelCap Series)
     Delaware VIP High Yield Series (formerly Delchester Series)
     Delaware VIP  International  Value Equity  Series  (formerly  International
          Equity Series)
     Delaware VIP REIT Series (New)
     Delaware VIP Select Growth Series (formerly Aggressive Growth Series)(New)
     Delaware VIP Small Cap Value Series (formerly Value Series)
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series (New)

Voyageur Insured Funds
     Delaware Tax-Free Arizona Insured Fund (New)
     Delaware Tax-Free Minnesota Insured Fund (New)

Voyageur Intermediate Tax Free Funds
     Delaware Tax-Free Minnesota Intermediate Fund (New)

Voyageur Investment Trust
     Delaware Tax-Free California Insured Fund (New)
     Delaware Tax-Free Florida Fund (New)
     Delaware Tax-Free Florida Insured Fund (New)
     Delaware Tax-Free Missouri Insured Fund (New)
     Delaware Tax-Free Oregon Insured Fund (New)

Voyageur Mutual Funds
     Delaware Minnesota High-Yield Municipal Bond Fund (New)
     Delaware National High-Yield Municipal Bond Fund (New)
     Delaware Tax-Free Arizona Fund (New)
     Delaware Tax-Free California Fund (New)
     Delaware Tax-Free Idaho Fund (New)
     Delaware Tax-Free New York Fund (New)

Voyageur Mutual Funds II
     Delaware Tax-Free Colorado Fund (New)

Voyageur Mutual Funds III
     Delaware Select  Growth Fund  (formerly  Delaware  Aggressive  Growth Fund)
          (New)

Voyageur Tax Free Funds
     Delaware Tax-Free Minnesota Fund (New)

Dated as of December 1, 2004

DELAWARE SERVICE COMPANY, INC.              DELAWARE GROUP ADVISER FUNDS
                                            DELAWARE GROUP CASH RESERVE
                                            DELAWARE GROUP EQUITY FUNDS I
By:      /s/Michael P. Bishof               DELAWARE GROUP EQUITY FUNDS II
Name:    Michael P. Bishof                  DELAWARE GROUP EQUITY FUNDS III
Title:   Senior Vice President/             DELAWARE GROUP EQUITY FUNDS IV
           Investment Accounting            DELAWARE GROUP EQUITY FUNDS V
                                            DELAWARE GROUP FOUNDATION FUNDS
                                            DELAWARE GROUP GOVERNMENT FUND
                                            DELAWARE GROUP GLOBAL &
                                                INTERNATIONAL FUNDS
                                            DELAWARE GROUP INCOME FUNDS
                                            DELAWARE GROUP LIMITED-TERM
                                                GOVERNMENT FUNDS
                                            DELAWARE GROUP STATE TAX-FREE INCOME
                                                TRUST
                                            DELAWARE GROUP TAX-FREE FUND
                                            DELAWARE GROUP TAX-FREE MONEY FUND
                                            DELAWARE POOLED TRUST
                                            DELAWARE VIP TRUST
                                            VOYAGEUR INSURED FUNDS
                                            VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                            VOYAGEUR INVESTMENT TRUST
                                            VOYAGEUR MUTUAL FUNDS
                                            VOYAGEUR MUTUAL FUNDS II
                                            VOYAGEUR MUTUAL FUNDS III

                                            By:      /s/Jude T. Driscoll
                                            Name:    Jude T. Driscoll
                                            Title:   Chairman